UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DARDEN RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DARDEN DARDEN RESTAURANTS, INC. 1000 DARDEN CENTER DRIVE ORLANDO, FL 32837 Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T02645-P55244 *Please check the meeting materials for any special requirements for meeting attendance. DARDEN RESTAURANTS, INC. 2026 Annual Meeting Vote by September 22, 2026 11:59 PM EDT. For shares held in a Plan, vote by September 20, 2026 11:59 PM EDT. T02645-P55244 You invested in DARDEN RESTAURANTS, INC., and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 23, 2026. Vote Virtually at the Meeting* September 23, 2026 10:00 AM (EDT) Virtually at: www.virtualshareholdermeeting.com/DRI2026 Get informed before you vote View the accompanying Proxy Statement and our 2026 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 9, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 23, 2026 10:00 AM (EDT) Virtually at: www.virtualshareholdermeeting.com/DRI2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items 1. To elect a full Board of nine directors from the named director nominees to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nine director nominees are as follows: For Nominees: 01) Margaret Shân Atkins 02) Ricardo Cardenas 03) Juliana L. Chugg 04) James P. Fogarty 05) Cynthia T. Jamison 06) Daryl A. Kenningham 07) William S. Simon 08) Charles M. Sonsteby 09) Timothy J. Wilmott 2. To obtain non-binding advisory approval of the Company’s executive compensation. 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 30, 2027. 4. To vote on a shareholder proposal requesting the Company’s Board of Directors to adopt a policy to review and disclose findings when a director receives less than 80% support in an uncontested election NOTE: To transact such other business, if any, as may properly come before the meeting and any adjournment. Board Recommends For For For Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T02646-P55244